RELEASE AND AGREEMENT

      The parties to this Release and Agreement are American Industrial Properties REIT, Patapsco #1 Limited Partnership, Patapsco #2 Limited Partnership, The Manufacturers Life Insurance Company, The Manufacturers Life Insurance Company (U.S.A.), Fidelity Management & Research Company, The Galileo Fund, L.P., Belmont Capital Partners II, L.P., Fidelity Puritan Fund, and Fidelity Management Trust Company.

                            Recitals

      WHEREAS, capitalized terms in the whereas clauses in this Release and Agreement are defined in Article I;

     WHEREAS, AIP has asserted that MLI and The Fidelity Entities
are   liable   for  damages  in  connection  with   the   Subject
Transactions, Occurrences and Actions (as defined below);

     WHEREAS, The Subject Lawsuit was commenced on May 1, 1995 by
AIP  filing  Plaintiff's  Petition, Application  for  Declaratory
Judgment, and Application for Injunctive Relief;

      WHEREAS, MLI, MLI USA and The Fidelity Entities have denied any liability to AIP;


      WHEREAS, The Fidelity Entities and MLI have asserted counterclaims against AIP, and AIP has denied any liability to MLI and The Fidelity Entities.

      NOW, THEREFORE, in consideration of the mutual promises and agreements contained in this Release and Agreement, including the recitals set forth above and in consideration of the other contemporaneous written agreements between MLI and MLI USA on the one hand and AIP on the other, the parties agree as follows:

                           ARTICLE I

                          Definitions

      The following terms, as used in this Release and Agreement, shall have the meanings indicated below, unless the context otherwise requires:

     1.01 "AIP" shall mean American Industrial Properties REIT.

      1.02 "AIP Parties" shall mean AIP; the agents, employees, officers, directors, shareholders and attorneys of AIP, including, but not limited to, Charles Wolcott, William Bricker and Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P.; all companies or firms affiliated with, subsidiary to AIP; the predecessors, successors and assigns of AIP; and, all other persons, firms, and corporations for whose conduct the persons or entities named in this definition may be liable.

      1.03 "Claims" shall mean any and all theories of recovery whether known or unknown, recognized by the law of any jurisdiction and comprehensively includes, but is not limited to, causes of action, demands, liability, counterclaims, third party claims, or defenses to liability arising from the Subject Transactions, Occurrences and Actions, the Subject Notes, or relating to offsets against the Subject Notes, suits and judgments, whether arising in equity or under the common law or any contract or tort or any statute, regulation or otherwise, including, but not limited to, all theories pled or that might have been pled in The Subject Lawsuit or in the Pure World Lawsuit. "Claims" does include any causes of action arising after the date of this Release and Agreement out of actions or omissions occurring after the date of this Release and Agreement.

      1.04 "Damages" shall mean any and all elements of relief or recovery, whether known or now unknown, recognized by the law of any jurisdiction and comprehensively includes, but is not limited to, actual damages of every description, such as economic loss, damage to business reputation, lost profits or good will, consequential damages, damages ensuing from loss of credit, property loss, or personal injury; any other item of loss or injury; statutory or treble or multiple or punitive damages; attorney's fees; prejudgment or post judgment or other interest; equitable relief; expenses; and costs of court. The term Damages also includes, but is not limited to, all elements of recovery or relief pled, or that might have been pled in either The Subject Lawsuit or the Pure World Lawsuit arising from the Subject Transactions, Occurrences and Actions.

      1.05  "Insider" shall have the meaning set out in 11 U.S.C.
101.(31)  and "Affiliate" shall have the meaning set  out  in  11
U.S.C.  101(2).

      1.06  "MLI"  shall  mean The Manufacturers  Life  Insurance
Company.

      1.07 "MLI Parties" shall mean MLI; the agents, employees, officers, directors, shareholders and attorneys of MLI, including, but not limited to, Stewart Sprague, Joe Mounsey, Richard Coles, Bruce Monus, Ray Britt and Ware, Snow, Fogel, Jackson & Greene, P.C.; all companies or firms affiliated with, subsidiary to MLI; the predecessors, successors and assigns of MLI; and, all other persons, firms, and corporations for whose conduct the persons or entities named in this definition may be liable.

      1.08  "MLI USA" shall mean The Manufacturers Life Insurance
Company (U.S.A.).

      1.09 "MLI USA Parties" shall mean MLI USA; the agents, employees, officers, directors, shareholders and attorneys of MLI USA; all companies or firms affiliated with, subsidiary to or the parent of MLI USA; the predecessors, successors, heirs and assigns of MLI USA; and, all other persons, firms, and corporations for whose conduct the persons or entities named in this definition may be liable.

      1.10 "Note Purchase Agreement" shall mean an agreement by that title, dated February 27, 1992, by and between Trammell Crow
Real Estate Investors and Manufacturers Life Insurance Company.

      1.11 "Pure World Lawsuit" shall mean Civil Action No. 3:96-CV-0068-H, styled American Industrial Properties REIT v. Pure World, Inc. and Paul O. Koether, pending in the United States
District  Court  for  the  Northern  District  of  Texas,  Dallas
Division.

      1.12 "Settlement Agreement" shall mean the agreement by and between American Industrial Properties REIT, Patapsco #1 Limited Partnership, Patapsco #2, Limited Partnership, The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.) of the same date as this Release and Agreement.

      1.13 "Subject Notes" shall mean that certain (i) promissory note, dated February 27, 1992, in the original face amount of $23,261,317.66 executed by Trammell Crow Real Estate Investors and payable to MLI, and (ii) promissory note, dated February 27, 1992, in the original face amount of $19,143,646,92 executed Trammell Crow Real Estate Investors and payable to MLI USA.

      1.14 "Subject Transactions, Occurrences and Actions" shall mean all actions, facts, matters or things, regardless of whether in the past or present, through and including the date of this Release and Agreement, and regardless of whether now known or unknown which directly or indirectly arise out of or are incidental to, or in any manner connected with the following:

          (1)  The Note Purchase Agreement;

          (2)  The Note Transfer Agreement;

          (3)  The Subject Notes;

           (4)  Any negotiations or agreements between MLI or MLI
USA or the MLI Parties on the one hand and The Fidelity Entities or any of them, or The Fidelity Parties on the other hand relating to the Subject Notes;

           (5) Any agreement between AIP on the one hand and MLI and/or MLI USA on the other hand which was entered into prior to the date of this Release and Agreement;

           (6)  Any notice of default with respect to the Subject
Notes;

          (7)  The acceleration of the Subject Notes;

           (8) Communications between MLI and MLI USA on the one hand and any prospective purchaser of the Subject Notes on the other hand;

           (9) Any actions taken by MLI or MLI USA to collect on or market the Subject Notes;

           (10) The facts pled or disclosed in discovery and the claims made or that could have been made in The Subject Lawsuit;

           (11) The facts pled or disclosed in discovery and the claims made or that could have been made in the Pure World Lawsuit and any claims that might in the future be made by AIP against Pure World or its Insiders or Affiliates for conduct occurring up to the date of this Release and Agreement;

           (12) Any actions by MLI or in concert with MLI Parties or The Fidelity Parties that were or that AIP believes were intended to change the ownership and control of AIP;

           (13) The disclosure to any person or entity of information concerning AIP which is believed by AIP to have been confidential or proprietary; and

           (14) Any communication between The Fidelity Parties or the MLI Parties on the one hand and any other person connected with the Subject Notes, or with AIP, or with any person involved in any dispute with AIP, including but not limited to any dispute about the governance of AIP, its stockholders' rights, or any actions taken by any stockholders of AIP, on the other hand.

      1.15 "The Fidelity Entities" shall mean Fidelity Management
&  Research  Company,   The Galileo Fund, L.P.,  Belmont  Capital
Partners II, L.P., Fidelity Puritan Fund, and Fidelity Management
Trust Company.

       1.16  "The  Fidelity  Parties"  shall  mean  The  Fidelity
Entities; the agents, employees, officers, directors, shareholders and attorneys of any of The Fidelity Entities, including, but not limited to, Goodwin, Procter & Hoar L.L.P. and Baker & Botts, L.L.P.; all companies or firms affiliated with, subsidiary to or the parent of The Fidelity Entities; the predecessors, successors and assigns of The Fidelity Entities; and, all other persons, firms, and corporations for whose conduct the persons or entities named in this definition may be liable.

      1.17 "The Subject Lawsuit" shall mean No. 95-4181-G, styled
American  Industrial  Properties REIT v. The  Manufacturers  Life
Insurance Company, et al., pending in the 134th Judicial District
Court of Dallas County, Texas.


                           ARTICLE II

                            Releases

     2.01 Release and Indemnity by AIP to MLI Parties and MLI USA Parties. AIP hereby presently, generally, fully, finally and forever releases, acquits and discharges the MLI Parties and the MLI USA Parties from any and all claims, causes of action, demands, liability, suits and judgments, whether arising in equity or under the common law, or under any contract or tort or any statute, regulation or otherwise, including but not limited to any and all Claims and Damages. AIP will indemnify and hold harmless the MLI Parties and the MLI USA Parties from any action, third party actions or cross actions seeking contribution from the MLI Parties or the MLI USA Parties by any person, entity, firm or corporation that is alleged to be liable to AIP for the Claims and Damages in connection with the Subject Transactions, Occurrences and Actions. In no event, however, shall AIP be liable for an amount in excess of the amount that AIP recovers from any such person, entity or corporation seeking contribution from the MLI Parties or the MLI USA Parties. This indemnity and hold harmless agreement is specifically intended to operate and be applicable even if it is alleged, charged or proven that all or some of the Damages being sought were caused in whole or in part by any act, omission, negligence, gross negligence, breach of contract, intentional conduct, violation of statute or common law, breach of warranty, or any other conduct whatsoever of the MLI Parties or MLI USA Parties. Notwithstanding the foregoing, AIP shall have no obligation to indemnify or hold harmless the MLI Parties for any attorneys' fees or costs of defense.

      2.02 Release and Indemnity by AIP to The Fidelity Parties. AIP hereby presently, generally, fully, finally and forever releases, acquits and discharges The Fidelity Parties from any and all claims, causes of action, demands, liability, suits and judgments, whether arising in equity or under the common law, or under any contract or tort or any statute, regulation or otherwise, including but not limited to any and all Claims and Damages. AIP will indemnify and hold harmless The Fidelity Parties from any action, third party actions or cross actions seeking contribution from The Fidelity Parties by any person, entity, firm or corporation that is alleged to be liable to AIP for the Claims and Damages in connection with the Subject Transactions, Occurrences and Actions. In no event, however, shall AIP be liable for an amount in excess of the amount that AIP recovers from any such person, entity or corporation seeking contribution from The Fidelity Parties. This indemnity and hold harmless agreement is specifically intended to operate and be applicable even if it is alleged, charged or proven that all or some of the Damages being sought were caused in whole or in part by any act, omission, negligence, gross negligence, breach of contract, intentional conduct, violation of statute or common law, breach of warranty, or any other conduct whatsoever of The Fidelity Parties. Further, AIP agrees to indemnify and hold harmless The Fidelity Parties from the reasonable and actual expenses up to but not exceeding $5,000.00 incurred by any of The Fidelity Parties in responding to discovery initiated by or on behalf of AIP in any lawsuit arising out of or related to the Subject Transactions, Occurrences and Actions. Notwithstanding the foregoing, AIP shall have no obligation to indemnify or hold harmless The Fidelity Parties for any attorneys' fees or costs of defense beyond the $5,000 obligation set forth in the immediately preceding sentence.

      2.03 Release by MLI and MLI USA to The Fidelity Parties. MLI and MLI USA hereby presently, generally, fully, finally and forever release, acquit and discharge The Fidelity Parties from any and all Claims and Damages arising from the Subject Transactions, Occurrences and Actions.

     2.04 Release by The Fidelity Entities to the MLI Parties and the MLI USA Parties. The Fidelity Entities hereby presently, generally, fully, finally and forever release, acquit and discharge the MLI Parties and the MLI USA Parties from any and all Claims and Damages arising from the Subject Transactions, Occurrences and Actions.

      2.05 Release by The Fidelity Entities to the AIP Parties. The Fidelity Entities hereby presently, generally, fully, finally and forever release, acquit and discharge the AIP Parties from any and all Claims and Damages arising from the Subject Transactions, Occurrences and Actions.

     2.06 Release by MLI and MLI USA to AIP Parties. MLI and MLI USA hereby presently, generally, fully, finally and forever release, acquit and discharge the AIP Parties other than AIP, Patapsco #1 Limited Partnership, Patapsco #2 Limited Partnership, AIP Properties #1, L.P. and AIP Properties #2, L.P. from any and all Claims and Damages arising from the Subject Transactions,
Occurrences and Actions. MLI and MLI USA hereby presently, generally, fully, finally and forever release AIP, Patapsco #1 Limited Partnership, Patapsco.#2 Limited Partnership, AIP Properties #1, L.P. and AIP Properties #2, L.P. from any causes of action other than Claims and Damages that relate to or arise from (i) the Subject Notes, (ii) the Settlement Agreement, or
(iii) the transfer by AIP of any property which is actionable under Chapter 24 of the Texas Business and Commerce Code or any other applicable state or federal fraudulent transfer statutes. MLI and MLI USA on the one hand and AIP, Patapsco #1 Limited Partnership, Patapsco #2 Limited Partnership, AIP Properties #1, L.P. and AIP Properties #2, L.P. on the other hand agree that (i) no claims arising out of any alleged fraudulent transfers of AIP property shall be filed by MLI and MLI USA prior to an Event of Default under the Settlement Agreement, and (ii) the applicable statutes of limitations on any such claims are tolled from the date of this Release and Agreement until an Event of Default under the Settlement Agreement. Nothing in this Release and Agreement shall be construed to release or impair in any respect any rights of MLI and MLI USA with respect to the Subject Notes and Settlement Agreement. Nothing in this Release and Agreement shall be construed to release AIP, Patapsco #1 Limited Partnership, or Patapsco #2 Limited Partnership of any obligations under the Subject Notes and the Settlement Agreement.



                          ARTICLE III

                     Dismissal and Judgment

      3.01 AIP, MLI, MLI USA and The Fidelity Entities agree to entry of a Final Judgment in the Subject Lawsuit in the form of Exhibit B. Simultaneous with execution of this Release and
Agreement, AIP and The Fidelity Entities shall execute and deliver to MLI and MLI USA (a) an Agreed Motion to (i) Non-Suit Claims of The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.) Without Prejudice and (ii) Enter Take Nothing Judgment as to Claims Asserted by American Industrial Properties REIT and counterclaims asserted by The Fidelity Entities in the form of Exhibit A, and (b) the Agreed Final Judgment in the form of Exhibit B.

      3.02 MLI and MLI USA shall execute the (a) Agreed Motion to
(i) Non-Suit Claims of The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.) Without Prejudice and (ii) Enter Take Nothing Judgment as to Claims Asserted by American Industrial Properties REIT and counterclaims asserted by The Fidelity Entities in the form of Exhibit A, and
(b) Agreed Final Judgment in the form of Exhibit B, and file same with the Court.

      3.03 AIP shall take all actions necessary to cause the Agreed Final Judgment in the form of Exhibit B to be signed in The Subject Lawsuit.


                           ARTICLE IV

                        Representations

      4.01 Representations by AIP. AIP represents and warrants the following to MLI, MLI USA and The Fidelity Entities: (1) AIP is correctly described in this Release and Agreement; (2) before executing this Release and Agreement, AIP became fully informed of the terms, contents, conditions, and effect of this Release and Agreement; (3) the signatory to this Release and Agreement, for or on behalf of AIP, is fully authorized and legally competent to execute this Release and Agreement and is a duly authorized representative of AIP; (4) this Release and Agreement is fully and forever binding on AIP, its successors, assigns and shareholders and the other signatories hereto; (5) no promise or representation of any kind has been made to AIP or by anyone acting for AIP, except as is expressly stated in this Release and Agreement; (6) AIP has not assigned, pledged, or in any manner sold or transferred any right, title, interest, or claim that arises out of this Release and Agreement, the Subject Transactions, Occurrences and Actions, the Claims, or Damages;
(7) in entering this Release and Agreement, AIP has had the benefit of the advice of lawyers of its own choosing; and, AIP enters this Release and Agreement freely, by AIP's own choice, and judgment, and without duress or other influence; (8) AIP understands that this Release and Agreement is in full, final and complete release of the MLI Parties, MLI USA Parties and The Fidelity Parties; and (9) the Subject Notes are not subject to any claims of offset or defenses by AIP.

      4.02 Representations by MLI. MLI represents and warrants the following to AIP and The Fidelity Entities: (1) MLI is correctly described in this Release and Agreement; (2) before executing this Release and Agreement, MLI became fully informed of the terms, contents, conditions, and effect of this Release and Agreement; (3) the signatory to this Release and Agreement, for or on behalf of MLI, is fully authorized and legally competent to execute this Release and Agreement and is a duly authorized representative of MLI; (4) this Release and Agreement is fully and forever binding on MLI, its successors, assigns and shareholders and the other signatories hereto; (5) no promise or representation of any kind has been made to MLI or by anyone acting for MLI, except as is expressly stated in this Release and Agreement; (6) MLI has not assigned, pledged, or in any manner sold or transferred any right, title, interest, or claim that arises out of this Release and Agreement, the Subject Transactions, Occurrences and Actions, the Claims, or Damages;
(7) in entering this Release and Agreement, MLI has had the benefit of the advice of lawyers of its own choosing; and, MLI enters this Release and Agreement freely, by MLI's own choice, and judgment, and without duress or other influence; and (8) MLI understands that this Release and Agreement is in full, final and complete release of The Fidelity Parties.

      4.03 Representations by MLI USA. MLI USA represents and warrants the following to AIP and The Fidelity Entities: (1) MLI USA is correctly described in this Release and Agreement; (2) before executing this Release and Agreement, MLI USA became fully informed of the terms, contents, conditions, and effect of this Release and Agreement; (3) the signatory to this Release and Agreement, for or on behalf of MLI USA, is fully authorized and legally competent to execute this Release and Agreement and is a duly authorized representative of MLI USA; (4) this Release and Agreement is fully and forever binding on MLI USA, its successors, assigns and shareholders and the other signatories hereto; (5) no promise or representation of any kind has been made to MLI USA or by anyone acting for MLI USA, except as is expressly stated in this Release and Agreement; (6) MLI USA has not assigned, pledged, or in any manner sold or transferred any right, title, interest, or claim that arises out of this Release and Agreement, the Subject Transactions, Occurrences and Actions, the Claims, or Damages; (7) in entering this Agreement, MLI USA has had the benefit of the advice of lawyers of its own choosing; and, MLI USA enters this Release and Agreement freely, by MLI USA's own choice, and judgment, and without duress or other influence; and (8) MLI USA understands that this Release and Agreement is in full, final and complete release of The Fidelity Parties.

     4.04 Representations by The Fidelity Entities. The Fidelity Entities represent and warrant the following to MLI, MLI USA and
AIP: (1) The Fidelity Entities are correctly described in this Release and Agreement; (2) before executing this Release and Agreement, The Fidelity Entities became fully informed of the terms, contents, conditions, and effect of this Release and Agreement; (3) the signatories to this Release and Agreement, for or on behalf of The Fidelity Entities, are fully authorized and legally competent to execute this Release and Agreement and are duly authorized representatives of The Fidelity Entities; (4)
this Release and Agreement is fully and forever binding on The Fidelity Entities, their successors, assigns and shareholders and the other signatories hereto; (5) no promise or representation of any kind has been made to The Fidelity Entities or by anyone acting for The Fidelity Entities, except as is expressly stated in this Release and Agreement; (6) The Fidelity Entities have not assigned, pledged, or in any manner sold or transferred any right, title, interest, or claim that arises out of this Release and Agreement, the Subject Transactions, Occurrences and Actions, the Claims, or Damages; (7) in entering this Release and Agreement, The Fidelity Entities have had the benefit of the advice of lawyers of their own choosing; and, The Fidelity Entities enter this Release and Agreement freely, by The Fidelity Entities' own choice, and judgment, and without duress or other influence; and (8) The Fidelity Entities understand that this Release and Agreement is in full, final and complete release of the MLI Parties, MLI USA Parties and the AIP Parties.


                           ARTICLE V

                         Miscellaneous

      5.01 Denial of Liability. The Parties deny all liability claimed, or which might have been claimed, in The Subject Lawsuit. The Parties execute this Release and Agreement for the purpose of avoiding the expense and inconvenience of continued litigation and proceedings in any forum.

      5.02 Modification. This Release and Agreement supersedes all prior agreements, understandings and representations. This Release and Agreement cannot be altered, changed or modified except in a writing executed by a duly authorized representative for each of the Parties, and the provisions of this Release and Agreement may not be waived by the Parties unless that waiver is expressed in writing and signed by a duly authorized representative of each of the Parties.

      5.03 Multiple Originals. The Parties may execute this Release and Agreement in multiple originals and/or in counterparts, and if so executed it shall be valid and binding as if all Parties had executed the same original. "Counterparts" include copies executed and transmitted by facsimile telecopier to be followed by "hard copies."

      5.04  Successors.   This Release and  Agreement  binds  and
inures to the benefit of the Parties and their successors and assigns.

      5.05 Applicable Law. This Release and Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Texas.

      5.06 Joint Efforts. It is agreed that this Release and Agreement shall be deemed for all purposes prepared through the joint efforts of the Parties hereto and shall not be construed against one Party or the other as a result of the preparation, drafting, submittal, or other event of negotiation, drafting or execution of the Release and Agreement.

     EXECUTED in multiple originals on May 22, 1996.


                         AMERICAN INDUSTRIAL PROPERTIES REIT



                              By:/s/Charles Wolcott
                              Name:Charles W. Wolcott
                              Title:President and Chief Executive Officer

                         PATAPSCO #1 LIMITED PARTNERSHIP



                              By:/s/Charles Wolcott
                              Name:Charles W. Wolcott
                              Title:President and Chief Executive Officer

                         PATAPSCO #2 LIMITED PARTNERSHIP



                              By:/s/Charles Wolcott
                              Name:Charles W. Wolcott
                              Title:President and Chief Executive Officer


                         THE MANUFACTURERS LIFE INSURANCE COMPANY



                              By:Ray Britt
                              Name:Raymond L. Britt
                              Title:Vice President

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)



                              By:Ray Britt
                              Name:Raymond L. Britt
                              Title:Vice President


                         FIDELITY MANAGEMENT & RESEARCH COMPANY


                         By:/s/Thomas P. Lavin
                         Name:Thomas P. Lavin
                         Title:Senior Investment Officer

                         FIDELITY PURITAN FUND


                         By:/s/John H. Costello
                         Name:John H. Costello
                         Title:Assistent Treasurer

                         FIDELITY MANAGEMENT TRUST COMPANY



                         By:/s/Thomas P. Lavin
                         Name:Thomas P. Lavin
                         Title:Vice President


                         THE GALILEO FUND, L.P.
                    By DDJ Galileo, L.L.C., its general partner
                         By:/s/Judy K. Mencher
                         Name:Judy K. Mencher
                         Title:Member


                         BELMONT CAPITAL PARTNERS II, L.P.
     By Fidelity Capital Partners II Corp., as general partner
                         By:/s/Robert Lawrence
                         Name:Robert A. Lawrence
                         Title:Senior Vice President